Exhibit 10(i)(a)

Consent of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and

Contract owners of Panorama Plus Separate Account:

We consent to the use in this Post-Effective Amendment No. 15 to Registration Statement No. 33-45122 on Form N-4 of our report dated February 23, 2005 with respect to the statement of assets and liabilities of Panorama Plus Separate Account as of December 31, 2004 and the related statements of operations and changes in net assets and the financial highlights for the year then ended and of our report dated March 14, 2005 with respect to the statutory statement of financial position of C.M. Life Insurance Company as of December 31, 2004 and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the year then ended, both appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to our firm under the heading “Experts” in the Statement of Additional Information.

Our report dated February 23, 2005, refers to other auditors whose report on the financial statements of Panorama Plus Separate Account for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 17, 2004, expressed an unqualified opinion on those statements.

Our report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, our report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, our report refers to other auditors whose report on the statutory financial statements of C.M. Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

/s/    KPMG LLP

Hartford, Connecticut

April 25, 2005